Exhibit 99.1

FOR IMMEDIATE RELEASE

CenterState Banks, Inc. to Acquire First Southern Bancorp, Inc.

DAVENPORT, FL., January 29, 2014 — CenterState Banks, Inc. (NASDAQ-GS: CSFL) announced today the signing of a definitive merger agreement under which CenterState will acquire First Southern Bancorp, Inc. the parent company of First Southern Bank. Upon completion of the holding company merger, First Southern Bank will be merged with and into CenterState Bank of Florida, NA.

First Southern Bank, which is headquartered in Boca Raton, Florida, currently operates 17 banking locations in the Orlando, Jacksonville, and West Palm Beach-Fort Lauderdale MSAs. As of December 31, 2013, First Southern reported assets of $1.1 billion, loans of $635 million and deposits of $883 million. “First Southern Bank is a complementary fit into our company as we have a significant presence in Jacksonville and Orlando”, said Ernie Pinner, Chairman, President, & CEO of CenterState Banks, Inc. “First Southern also provides a natural further extension of our Gulfstream Business Bank acquisition into the attractive markets of both Palm Beach and Broward counties.”

Upon completion of the acquisition, the combined company will have approximately $4.0 billion in assets, $2.5 billion in loans and $3.4 billion in deposits. This transaction represents a strategic and financially attractive combination of both companies’ shareholders with day-one tangible book value accretion and significant earnings per share accretion. After the completion of this transaction, CenterState will be one of the largest Florida- based community banks.

“First Southern Bank leverages our existing in-market leadership and infrastructure in these strategic Florida markets,” said John Corbett, President & CEO of CenterState Bank of Florida. “We are pleased to welcome First Southern’s customers and employees to CenterState.”

The merger agreement has been unanimously approved by the boards of directors of each company. The transaction is expected to close in the third quarter of 2014 and is subject to customary conditions, including both regulatory approvals and shareholder approval by both CenterState and First Southern shareholders. Subject to the terms of the merger agreement, First Southern shareholders will receive .30 shares of CenterState’s common stock and $3.00 in cash for each share of First Southern’s common stock, which equates to a deal value of $6.00 per share based on CSFL’s closing stock price on January 29, 2014 of $10.00. Based on CSFL’s closing stock price on January 29, 2014 of $10.00, the aggregate deal value is $189.5 million.

“We are very pleased to have this opportunity to join with CenterState. First and foremost, we believe the combination provides strong value for our shareholders, including the opportunity to benefit as CenterState shareholders going forward,” said Lynne Wines, President & CEO of First Southern Bank. “The combination also provides valuable additional products and services for our customers, a larger and more convenient branch network, and new opportunities for our associates.”

Sterne, Agee & Leach, Inc. and SunTrust Robinson Humphrey served as financial advisors to CenterState Banks, Inc. Sterne, Agee & Leach, Inc. rendered a fairness opinion and Smith Mackinnon, PA provided legal counsel to CenterState Banks, Inc. Keefe, Bruyette & Woods, Inc. served as financial advisor and rendered a fairness opinion to First Southern Bancorp, Inc., and Mercer Capital also rendered a fairness opinion to First Southern Bancorp, Inc. Wachtell, Lipton, Rosen & Katz served as legal counsel.

Conference Call Information

CenterState Banks, Inc. will host a conference call on January 30th at 10:00 a.m. EDT. The conference call can be accessed by dialing 1-866-393-0571. The conference passcode is 52925538.

Alternatively, individuals may listen to the live webcast of this call by visiting the link at CenterState’s website at www.centerstatebanks.com.

A replay of the call will be available after the close of business on January 30, 2014 until 11:59 p.m. on February 6th on the Investor Relations page of the CenterState Banks website, www.centerstatebanks.com.

CenterState Banks, Inc.

CenterState Banks, Inc., headquartered in Davenport, Florida, is a bank holding company with one nationally chartered bank: CenterState Bank of Florida, NA. Presently, the Company operates through 59 branches in 18 counties throughout Florida, providing traditional deposit and lending products and services to its commercial and retail customers. The Company, through its Correspondent Banking Department, also provides correspondent banking services to over 600 Community banks located throughout the United States.

Investor Relations

Contacts:	Ernie S. Pinner	Jim Antal	John Corbett	Steve Young

	Chairman, President & CEO	SVP & CFO	EVP & Bank CEO	Treasurer & Bank COO

	(863) 206-4077	(863) 604-5940	(863) 206-1458	(863) 514-0741

A presentation with additional information regarding the transaction will be available on the Investor Relations page of www.centerstatebanks.com

Additional Information

This communication is being made in respect of the proposed merger transaction involving CenterState Banks, Inc. (“CenterState”) and First Southern Bancorp, Inc. (“First Southern”). In connection with the proposed merger, CenterState will file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of First Southern and CenterState and a prospectus of CenterState. CenterState also plans to file other documents with the SEC regarding the proposed merger transaction. First Southern and CenterState will mail the definitive joint proxy statement/prospectus to their respective shareholders. Before making any voting or investment decision, investors are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed transaction, and any amendments or supplements thereto, and any other relevant documents carefully in their entirety when they become available because they will contain important information about the proposed transaction. The joint proxy statement/prospectus, as well as other filings containing information about CenterState Banks, Inc. will be available without charge at the SEC’s Internet site (http://www.sec.gov). The joint proxy statement/prospectus (when available) and the other filings may also be obtained free of charge at CenterState’s website at www.centerstatebank.com under the tab “Investor Relations,” and then under the heading “SEC Filings”.

CenterState and certain of CenterState’s directors and executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of CenterState and First Southern’s shareholders in connection with the proposed merger. Information about the directors and executive officers of CenterState and their ownership of CenterState common stock is set forth in the proxy statement for CenterState’s 2013 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 5, 2013. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Forward Looking Statements:

Some of the statements in this news release constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements related to future events, other future financial and operating performance, costs, revenues, economic conditions in our markets, loan performance, credit risks, collateral values and credit conditions, or business strategies, including expansion and acquisition activities and may be identified by terminology such as “may,” “will,” “should,” “scheduled,” “plans,” “intends,” “anticipates,” “expects,” “believes,” estimates,” “potential,” or “continue” or negative of such terms or other comparable terminology. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving CenterState and First Southern, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. Actual events or results may differ materially. In evaluating these statements, you should specifically consider the factors described throughout this report. In addition to factors previously disclosed in CenterState’s SEC reports, the following factors among others, could cause actual results to differ materially from forward-looking statements: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by CenterState and First Southern shareholders, on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating the CenterState and First Southern businesses or fully realizing cost savings and other benefits; and the reaction to the transaction of the companies’ customers, employees and counterparties. We cannot assure you that future results, levels of activity, performance or goals will be achieved, and actual results may differ from those set forth in the forward looking statements. Forward-looking statements, with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of the Company or any of its subsidiaries to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2012, and otherwise in our SEC reports and filings.